EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
               I, Emmanuel Roman, Co-Chief Executive Officer of GLG Partners, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 10, 2009

/s/ Emmanuel Roman
Emmanuel Roman
Co-Chief Executive Officer